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                    MASSACHUSETTS INVESTORS GROWTH STOCK FUND

     Supplement to the April 1, 1998 Prospectus and Statement of Additional
                                   Information

         The "Expense Summary" section of the Fund's Prospectus is hereby revised as follows:

1.       EXPENSE SUMMARY

Shareholder Transaction Expenses:
Class A  Class B  Class C
     Maximum Initial Sales Charge Imposed on Purchases
       of Fund Shares (as a percentage of offering price).........................     5.75%          0.00%       0.00%
     Maximum Contingent Deferred Sales Charge (as a percentage
       of original purchase price or redemption proceeds,
       as applicable).............................................................   See Below(1)     4.00%       1.00%

Annual  Operating  Expenses of the Fund (as a  percentage  of average  daily net assets):
     Management Fees..............................................................     0.33%          0.33%       0.33%
     Rule 12b-1 Fees..............................................................     0.32%(2)       1.00%(3)    1.00%(3)
     Other Expenses(4)............................................................     0.21%          0.21%       0.21%
     Total Operating Expenses.....................................................     0.86%          1.54%       1.54%

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(1)  Purchases of $1 million or more and certain  purchases by retirement  plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund - Purchases" below).
(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940
     Act")  (the  "Distribution   Plan"),   which  provides  that  it  will  pay
     distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% per annum. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see "Information Concerning Shares of the Fund - Distribution Plan" below).
(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average net assets attributable to Class B shares and Class C shares respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see "Information Concerning Shares of the Fund - Distribution Plan" below).
(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               Example of Expenses

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

         Period                        Class A         Class B         Class C
                                                           (1)             (1)
         1 year..................    $ 66        $ 56    $ 16      $ 26   $ 16
         3 years.................      83          79      49        49     49
         5 years.................     102         104      84        84     84
         10 years................     157         165(2)  165(2)    183    183
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(1)  Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

         The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth
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in the following sections in the Prospectus:  (i) varying sales charges on share purchases - "Information Concerning Shares of the Fund - Purchases"; (ii) varying CDSCs - "Information Concerning Shares of the Fund - Purchases"; (iii) management fees - "Management of the Fund Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees "Information Concerning Shares of the Fund
- Distribution Plan".

         The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

2.       MANAGEMENT OF THE FUND - Investment Adviser
         The first paragraph in the section entitled "Management of the Fund Investment Adviser" on Page 17 of the Prospectus is revised in its entirety as follows:

         "Investment Adviser - The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated November 1, 1998 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Christian Felipe, a Senior Vice President of the Adviser, has been a portfolio manager of the Fund since May of 1995. Mr. Felipe has been employed as a portfolio manager by the Adviser since 1986. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, in an amount equal to 0.33% of the Fund's average daily net assets. For the fiscal year ended November 30, 1997, MFS received management fees under the Advisory Agreement of $4,290,313, equivalent on an annualized basis to 0.28% of the Fund's average daily net assets. On October 15, 1998, shareholders of the Fund approved an increase in the Fund's management fee from its effective fee of 0.28% per annum to 0.33% per annum pursuant to the Advisory Agreement."

         The second paragraph of the section entitled "Management of the Fund Investment Adviser" on page 12 of the Statement of Additional Information is revised in its entirety as follows:

         "The Adviser manages the Fund pursuant to an Investment Advisory Agreement dated November 1, 1998 (the "Advisory Agreement"). Under the Advisory Agreement the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly at an annual rate of 0.33% of the Fund's average daily net assets."


                 The date of this Supplement is November 1, 1998.